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                                                                   Exhibit 10.42

EXHIBIT B

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT is made the _____ day of October, 2000, by and between MFIC CORPORATION, a Delaware corporation (the "Borrower"), and J.M.
HUBER CORPORATION, a New Jersey corporation (the "Secured Party").

                     ARTICLE 1 GRANT OF A SECURITY INTEREST

     Section 1.01 To the extent permitted by law, Borrower hereby grants to the Secured Party for its benefit a first lien security interest in all of Borrower's right, title and interest in the following equipment, together with any and all substitutions therefor and replacements thereof, any and all additions and accessions thereto, and all proceeds thereof, (such collateral is collectively referred to herein as the "Collateral"):

               Model LV40SST Zinger(R)horizontal media mill Serial No. L2206
               -------------------------------------------------------------

               Model LV40SST Zinger(R)horizontal media mill Serial No. L2206200
               ----------------------------------------------------------------

               Model LV40SST Zinger(R)horizontal media mill Serial No. L2206300
               ----------------------------------------------------------------

               Model LV40SST Zinger(R)horizontal media mill Serial No. L2206400
               ----------------------------------------------------------------

               Model LV40SST Zinger(R)horizontal media mill Serial No. L2206500
               ----------------------------------------------------------------

               Model LV40SST Zinger(R)horizontal media mill Serial No. L2206600
               ----------------------------------------------------------------

               Model LV40SST Zinger(R)horizontal media mill Serial No. L2206700
               ----------------------------------------------------------------

                         ARTICLE 2 OBLIGATIONS SECURED

     Section 2.01 The security interests hereby granted by Borrower are to secure payment to the Secured Party of the indebtedness of Borrower, incurred by Borrower in connection with Borrower's purchase of the Collateral from Secured
Party on or about the date hereof, in the principal sum of Three Hundred Fifty
Thousand Dollars ($350,000), with interest thereon evidenced by a secured purchase money promissory note of even date herewith, made by the Borrower payable to the Secured Party (the "Note"); and to secure payment to the Secured
Party of all costs, expenses and reasonable attorney's fees incurred by the Secured Party in the collection or enforcement of any indebtedness or liability of Borrower secured hereby. Each of the foregoing being hereinafter sometimes collectively referred to as "Obligations" of the Borrower.

                           ARTICLE 3 REPRESENTATIONS

     Section 3.01 The Borrower represents and warrants to the Secured Party that:
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     (a) No Other Encumbrances. Except for the security interests granted by this Agreement and subordinate security interests granted as part of Borrower's present lending arrangements on the assets of Borrower, Borrower is the sole owner of the Collateral free and clear of all liens, claims and encumbrances.

     (b) Location of Collateral. The Collateral shall be located at the Borrower's Morehouse-COWLES Division's place of business in Fullerton, California. Borrower will not change the location of the Collateral or cause such Collateral to be moved, maintained or stored in any other location without notifying the Secured Party. In no event without the prior written consent of the Secured Party shall the collateral be shipped to a location outside the United States unless such shipment is part of the sale of the Collateral.

                              ARTICLE 4 COVENANTS

     Section 4.01 The Borrower covenants and agrees with the Secured Party that:

     (a) Inspection of Collateral. The Secured Party or its agents may at any time and from time to time inspect the Collateral and the books and records of the Borrower pertaining thereto upon reasonable notice to Borrower and during regular business hours.

     (b) Expenses. Borrower shall be liable for and agree to pay the Secured
Party any and all expenses incurred or paid by the Secured Party in protecting or enforcing its rights under this Agreement including reasonable attorneys' fees and legal expenses.

     (c) Application of Net Proceeds. Upon an Event of Default, the Secured
Party shall have the right to apply the net proceeds of the sale or other disposition of the Collateral, first, to the principal indebtedness due under the Note and then to any other indebtedness of the Borrower owed to the Secured
Party.

     (d) Maintenance of Collateral. Borrower will keep all Collateral in good condition and repair at Borrower's own expense. Any loss or destruction of the Equipment shall be at Borrower's risk and shall not release Borrower from any Obligation set forth herein.

     Section 4.02 Insurance. Borrower agrees at its expense to insure its respective Collateral against such risks and hazards. Borrower will use reasonable efforts to have its policy of insurance contain a clause that in the event of loss, payments shall be made to the Secured Party as its interest may appear; that Borrower hereby grants the Secured Party a security interest in the proceeds of any insurance, whether paid by reason of loss, injury, return premium or otherwise, and such proceeds may be applied toward the repair or replacement of the Collateral or payment of the Obligations secured hereby at Borrower's option.

     Section 4.03 Proceeds from Resale of Collateral. Borrower agrees that all
Net Proceeds (as hereinafter defined) from the sale of the Collateral, or any part of it, shall be paid as herein provided to the Secured Party as provided in
Section 4.04, it being expressly understood and agreed by the parties that, in the event a case under the United States Bankruptcy Code is commenced by or against Borrower, the Net Proceeds (meaning the proceeds from the sale of any of the collateral, less reasonable transportation costs, storage and reconditioning costs, and costs of sale including but not limited to commissions and taxes attributable to the sale of such


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collateral) shall not constitute property of Borrower's bankruptcy estate, but shall belong to Secured Party.

     Section 4.04 Sale and Sale Notice of Collateral. In the event Borrower sells the Collateral, or any part of it, prior to the satisfaction of the Note, Borrower shall promptly give notice of the sale to the Secured Party three (3) business days before Borrower is required to ship the collateral to any buyer.
Prior to the scheduled date for shipping, the Secured Party shall release its security interest in the portion of the Collateral sold by Borrower. For purposes of releasing its security therein upon a sale of the Collateral, the Secured Party hereby appoints the Borrower through any officer designated by the Borrower, as attorney-in-fact for the Secured Party, with power to act in Secured Party's name with respect to the release of the Secured Party's security interest. Within ten (10) business days following such sale(s), the Borrower shall provide notice ("Sale Notice") of the Net Proceeds to be received from such sale(s) to Secured Party. Such Sale Notice(s) shall contain: (a) a detailed description of the sales terms, including, without limitation, a description of the Collateral being sold, the price received, and a statement setting forth what portion, if any, of the Collateral remains unsold; (b) a detailed statement of the following costs actually incurred by Borrower in connection with such sale(s) (the "Sales Costs"): (i) all transportation costs incurred by Borrower to ship the Collateral sold from Secured Party's location to Borrower's
Morehouse-COWLES Division in Fullerton, California; (ii) reasonable storage and reconditioning costs incurred by Borrower as to the Collateral sold; and (iii) costs related to the sale of the Collateral sold, including but not limited to commissions and taxes actually incurred and paid by Borrower; and (c) a statement of the Net Proceeds, calculated by subtracting the Sales Costs from the price received in the sale. Borrower shall direct the purchaser(s) of the Collateral, or any part of it, to pay an amount equal to the Net Proceeds from each sale of Collateral directly to the Secured Party.

                          ARTICLE 5 EVENTS OF DEFAULT

     Section 5.01 Borrower shall be in default under this Agreement upon the happening of any of the following events (each is an "Event of Default"):

     (a) Occurrence of any Event of Default under the Note or under the terms of any Obligation secured hereunder.

     (b) Default by Borrower in payment or performance of any payment obligation or other covenant contained or referred to herein or any Obligation secured hereby or thereby.

     (c) Breach by Borrower of any representation or warranty contained herein or in any other security agreement between the parties or in any Obligation secured hereby or thereby.

     (d) Irreparable loss, theft or destruction of any of the Collateral, unless
Secured Party receives the proceeds from insurance against such event.

     (e) Borrower becomes insolvent; or is unable to pay its debts as they mature, or discontinues business operations; or commits an act of bankruptcy or makes an assignment for creditors; or files a petition under the federal
Bankruptcy Code or any other federal or state


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bankruptcy, insolvency or other similar law or regulation; or becomes adjudicated bankrupt or petitions or applies to any tribunal for any receiver or trustee for Borrower, or any substantial part of Borrower's assets; or commences any insolvency or other proceedings for the relief of the Borrower, either under any law now or hereafter in force or otherwise, and whether by arrangement, reorganization, compromise, extension, or otherwise, or for dissolution or liquidation; or a proceeding or case is commenced against Borrower under the federal Bankruptcy Code or any other federal or state bankruptcy, insolvency or other similar law or regulation, and such proceeding or case is not dismissed or stayed within 60 days of filing.

                               ARTICLE 6 REMEDIES

     Section 6.01 If the Borrower fails to make a payment on the Note when due or if any of the Events of Default specified herein shall occur, and Borrower fails to cure the Event of Default within thirty (30) days from the date of written notice from the Secured Party in the event of a non-payment Event of Default, or three (3) business days in the event of a payment Event of Default, then in such event and at any time thereafter the Secured Party may declare all Obligations secured hereby to be immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. The Secured Party in addition to such other rights and remedies as are or may be set forth in this Agreement and in any other agreement between the parties or any Obligation secured hereby or thereby may exercise and shall have the rights and remedies of a Secured Party under the Uniform
Commercial Code in effect in the State of Georgia at the date of this Agreement.
The Secured Party may require and Borrower agrees upon demand to assemble the Collateral and make it available at a place to be designated by the Secured
Party which is reasonably convenient to the parties or the Secured Party may enter any premises and take possession of the Collateral or any part thereof.
Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give Borrower reasonable notice of time and place of any public sale thereof or the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice is mailed, postage prepaid to Borrower at its above mentioned address, at least ten
(10) days before the time of sale or disposition of the Collateral. Borrower shall pay to Secured Party, on demand, any and all expenses, incurred or paid by the Secured Party in protecting or enforcing its rights, powers and remedies hereunder or under any other agreement between the parties or any Obligation secured hereby or thereby or in any way connected with any proceeding or action by whatsoever initiated concerning the protection or enforcement thereof.

     Section 6.02 No delay in taking any action with respect to any Event of Default shall affect the rights of the Secured Party later to take such action with respect thereto and no waiver by the Secured Party of any default shall operate as a waiver of any other default, or the same default on a future occasion.

                       ARTICLE 7 MISCELLANEOUS PROVISIONS

     Section 7.01 The provisions of this Agreement may be amended, or compliance with this Agreement waived at any time only by the written agreement of the Secured Party and the Borrower.


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     Section 7.02 The Borrower shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the
Secured Party may reasonably require for the purpose of more completely vesting in and assuring to the Secured Party its rights hereunder in or to the
Collateral. Without limiting the foregoing, at its expense, the Borrower shall defend the title to the Collateral (or any part thereof), and promptly upon request by Secured Party execute, acknowledge and deliver any financing statement, continuation statement, security agreement, or other document Secured
Party may require in order to perfect, preserve, maintain, continue, protect and/or extend the lien or security interest granted to Secured Lender under this
Agreement and its priority.

     Section 7.03 Any notice or demand which by any provision of this Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being sent by certified mail, return receipt requested, postage prepaid, and addressed as follows (or such other address as either party may designate by written notice to the other party):

                  If to Borrower:

                           MFIC Corporation
                           30 Ossipee Road
                           Newton, Massachusetts 02464
                           Attn:  Jack Swig, Esq.

                  If to Secured Party:

                           J. M. Huber Corporation
                           Engineered Materials Division
                           4401 Northside Parkway

                           Suite 600
                           Atlanta, Georgia 30327
                           Attn:  Edward Castorina, Esq.

                  with a copy to:

                           Jones, Day, Reavis & Pogue
                           3500 SunTrust Plaza
                           303 Peachtree Street, N.E.
                           Atlanta, Georgia 30308-3242
                           Attn:  William B. B. Smith, Esq.

     Section 7.04 All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns and all obligations of the Borrower hereunder shall bind Borrower's successors and assigns.

     Section 7.05 TIME IS OF THE ESSENCE HEREOF.


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     Section 7.06 This Agreement may be executed in a number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall comprise but a single instrument.

     Section 7.07 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and, other than as contained in the Note or that certain Settlement Agreement by and between Borrower and the Secured Party as of the date hereof, there are no understandings or agreements or representations relative to this Agreement which are not fully expressed in this Agreement.

     Section 7.08 THE BORROWER (A) AND THE SECURED PARTY IRREVOCABLY WAIVE, TO
THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY
LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT, (B) SUBMITS TO THE NONEXCLUSIVE
PERSONAL JURISDICTION IN FULTON COUNTY, GEORGIA, OF THE COURTS THEREOF AND THE
UNITED STATES DISTRICT COURTS FOR THE NORTHERN DISTRICT OF GEORGIA, FOR THE
ENFORCEMENT OF THIS AGREEMENT, AND (C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER
THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT
LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF
GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT. NOTHING HEREIN
CONTAINED, HOWEVER, SHALL PREVENT THE SECURED PARTY FROM BRINGING ANY ACTION OR
EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AND AGAINST THE BORROWER
PERSONALLY, AND AGAINST ANY ASSETS OF THE BORROWER, WITHIN ANY OTHER STATE OR
JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED OR REQUIRED BY LAW.

     Section 7.09 In case one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any laws, the validity, legality and enforceability of the remaining provisions contained herein shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal by their duly authorized representatives, as of the date and year first written above.

MFIC CORPORATION


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
By:__________________________________________________                  Attest:_____________________________________

Name:________________________________________________                  Name:_______________________________________

Title:_______________________________________________                  Title:______________________________________
                                                                                           [Corporate Seal]

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J.M. HUBER CORPORATION


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
By:__________________________________________________                  Attest:_____________________________________

Name:________________________________________________                  Name:_______________________________________

Title:_______________________________________________                  Title:______________________________________
                                                                                           [Corporate Seal]

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